Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BRIAZZ, INC. (the "Company") on Form 10-K for the fiscal year ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Victor D. Alhadeff, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                  March 25, 2004                     /s/ Victor D. Alhadeff
                                                     --------------------------
                                                     Victor D. Alhadeff
                                                     Chief Financial Officer